Exhibit 99.1

FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP

ANNOUNCES THIRD QUARTER EARNINGS

October 26, 2021—Honesdale, Pennsylvania

Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp. (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended September 30, 2021 of $6,981,000 which represents an increase of $1,982,000, or 39.6%, over the $4,999,000 earned in the same three-month period of 2020. The increase in earnings was due to a $1.7 million increase in net interest income, including fee income recognized on Paycheck Protection Program (“PPP”) loans forgiven, and a $1.1 million reduction in the provision for loan losses. Earnings per share (fully diluted) were $0.85 in the three-months ended September 30, 2021, which represents an increase from the $0.62 earned in the same period of 2020. The annualized returns on average assets and average tangible equity for the current three-month period were 1.36% and 15.72%, respectively, compared to 1.11% and 11.72% for the three-month period ended September 30, 2020. Net income for the nine months ended September 30, 2021, totaled $18,277,000, which is $8,710,000, or 91.1%, higher than the same period of 2020, primarily due to the benefits derived from the Company’s acquisition of UpState New York Bancorp, Inc. (“UpState”), which closed on July 7, 2020. Earnings per share (fully diluted) for the nine months ended September 30, 2021, totaled $2.23 per share compared to $1.39 per share in the 2020 period.

Total assets as of September 30, 2021 were $2.054 billion, with loans receivable of $1.371 billion, deposits of $1.723 billion and stockholders’ equity of $202.6 million. Total assets have increased $211.6 million during the past twelve months while loans have decreased $43.7 million and deposits have increased $206.6 million. The increases in assets and deposits reflect growth due to significant stimulus funds received as a result of PPP loans that have been forgiven and the Coronavirus Aid, Relief, and Economic Security Act, (“CARES Act”), while the decrease in loans includes a $59.2 million reduction in PPP loans due to forgiveness.

For the three months ended September 30, 2021, net interest income, on a fully taxable equivalent basis (fte), totaled $17,186,000, which represents an increase of $1,639,000, compared to the same period in 2020. A $150.5 million increase in average securities contributed to the increased income. Net interest margin (fte) for the 2021 period was 3.61%, compared to 3.73% for the similar period in 2020. Net interest income (fte) for the nine months ended September 30, 2021 totaled $49,429,000, an increase of $13,891,000, compared to the similar period in 2020 due primarily to a higher volume of earning assets. The net interest margin (fte) year-to-date for the 2021 period was 3.54%, which exceeded the 3.51% recorded in the same period of 2020. All increases include the benefits derived from the acquisition of UpState.

Total other income for the three months ended September 30, 2021 was $2,128,000, compared to $2,072,000 for the same period in 2020. The increase in total other income is primarily due to a higher level of service charges and fees. For the nine months ended September 30, 2021, total other income was $6,304,000, compared to $5,119,000 in the same period of 2020.

Total other expenses were $9,592,000 for the three months ended September 30, 2021, compared to $9,380,000 in the same period of 2020. The higher level of expense during the three months ended September 30, 2021, was due primarily to a $679,000 increase in salaries and benefits costs. For the nine months ended September 30, 2021, other expenses totaled $28,536,000, compared to $24,531,000 for the same period in 2020. The increase includes costs related to the operation of four additional community offices acquired from UpState in 2020.

Mr. Critelli commented, “Our results for the first nine months of 2021 reflect the positive impact of, and earnings accretion resulting from, our acquisition of UpState, as well as the continued impact of economic stimulus on our earnings and balance sheet. We recently broke ground on our new facility in Penn Yan, New York, and we look forward to serving the community from our new location. We appreciate the opportunity to serve our expanded base of stockholders and customers.”

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fourteen offices throughout Northeastern Pennsylvania and sixteen offices in Delaware, Sullivan, Ontario, Otsego and Yates Counties, New York. The Company’s stock trades on the Nasdaq Global Market under the symbol “NWFL”.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include changes in federal and state laws, changes in interest rates, the risks and uncertainty posed by, and the effect and impact of, the COVID-19 pandemic on the economy and the Company’s results of operation and financial condition, the ability to control costs and expenses, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references fully taxable equivalent net interest income, which is a non-GAAP (Generally Accepted Accounting Principles) financial measure. Fully taxable equivalent net interest income was derived from GAAP interest income and net interest income using an assumed tax rate of 21%. We believe the presentation of net interest income on a fully taxable equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following reconciles net interest income to net interest income on a taxable equivalent basis:

(dollars in thousands)	Three months ended September 30		Nine months ended September 30
	2021	2020	2021	2020
Net interest income	$16,989	$15,330	$48,817	$34,862
Tax equivalent basis adjustment using 21% marginal tax rate	197	217	612	676

Net interest income on a fully taxable equivalent basis	$17,186	$15,547	$49,429	$35,538

This release also references average tangible equity, which is also a non-GAAP financial measure. Average tangible equity is calculated by deducting average goodwill and other intangible assets from average stockholders’ equity. The Company believes that disclosure of tangible equity ratios enhances investor understanding of our financial position and improves the comparability of our financial data.

The following reconciles average equity to average tangible equity:

	Three months ended September 30		Nine months ended September 30
(dollars in thousands)	2021	2020	2021	2020
Average equity	$205,848	$187,478	$201,102	$157,695
Average goodwill and other intangibles	(29,712)	(17,800)	(29,757)	(13,643)

Average tangible equity	$176,136	$169,678	$171,345	$144,052

Contact:	William S. Lance

Executive Vice President &

Chief Financial Officer

NORWOOD FINANCIAL CORP

570-253-8505

www.waynebank.com

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	September 30
	2021	2020
ASSETS
Cash and due from banks	$28,353	$23,874
Interest-bearing deposits with banks	191,580	100,566

Cash and cash equivalents	219,933	124,440
Securities available for sale	361,988	197,436
Loans receivable	1,371,002	1,414,662
Less: Allowance for loan losses	16,103	11,674

Net loans receivable	1,354,899	1,402,988
Regulatory stock, at cost	3,898	3,876
Bank premises and equipment, net	17,364	18,124
Bank owned life insurance	39,864	39,400
Foreclosed real estate owned	1,876	965
Accrued interest receivable	6,049	6,104
Goodwill	29,266	30,213
Other intangible assets	434	565
Other assets	18,120	17,996

TOTAL ASSETS	$2,053,691	$1,842,107

LIABILITIES
Deposits:
Non-interest bearing demand	$442,534	$372,237
Interest-bearing	1,279,988	1,143,685

Total deposits	1,722,522	1,515,922
Short-term borrowings	78,246	69,294
Other borrowings	33,136	46,438
Accrued interest payable	1,341	2,194
Other liabilities	15,838	17,712

TOTAL LIABILITIES	1,851,083	1,651,560
STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 20,000,000 shares, issued: 2021: 8,245,951 shares, 2020: 8,210,982 shares	825	821
Surplus	96,100	95,108
Retained earnings	105,668	90,422
Treasury stock, at cost: 2021: 51,568 shares, 2020: 13,778 shares	(1,423)	(469)
Accumulated other comprehensive income	1,438	4,665

TOTAL STOCKHOLDERS’ EQUITY	202,608	190,547

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,053,691	$1,842,107

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
INTEREST INCOME
Loans receivable, including fees	$16,859	$16,260	$49,107	$37,711
Securities	1,468	1,031	3,936	3,272
Other	72	18	174	43

Total Interest income	18,399	17,309	53,217	41,026
INTEREST EXPENSE
Deposits	1,167	1,676	3,627	5,096
Short-term borrowings	71	61	214	244
Other borrowings	172	242	559	824

Total Interest expense	1,410	1,979	4,400	6,164

NET INTEREST INCOME	16,989	15,330	48,817	34,862
PROVISION FOR LOAN LOSSES	750	1,850	3,750	3,850

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	16,239	13,480	45,067	31,012
OTHER INCOME
Service charges and fees	1,485	1,301	4,268	3,201
Income from fiduciary activities	209	205	550	533
Net realized gains on sales of securities	35	33	56	71
Gains on sales of loans, net	39	164	177	285
Earnings and proceeds on life insurance policies	200	217	767	638
Other	160	152	486	391

Total other income	2,128	2,072	6,304	5,119
OTHER EXPENSES
Salaries and employee benefits	5,491	4,812	15,616	11,878
Occupancy, furniture and equipment	1,163	1,109	3,568	2,983
Data processing and related operations	594	746	1,760	1,649
Taxes, other than income	229	214	763	641
Professional fees	189	292	1,072	735
FDIC Insurance assessment	177	144	512	186
Foreclosed real estate	(15)	31	27	44
Amortization of intangibles	28	35	96	79
Merger related	—	386	0	1,983
Other	1,736	1,611	5,122	4,353

Total other expenses	9,592	9,380	28,536	24,531
INCOME BEFORE TAX	8,775	6,172	22,835	11,600
INCOME TAX EXPENSE	1,794	1,173	4,558	2,033

NET INCOME	$6,981	$4,999	$18,277	$9,567

Basic earnings per share	$0.85	$0.62	$2.23	$1.39

Diluted earnings per share	$0.85	$0.62	$2.23	$1.39

NORWOOD FINANCIAL CORP.

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended September 30	2021	2020
Net interest income	$16,989	$15,330
Net income	6,981	4,999
Net interest spread (fully taxable equivalent)	3.49%	3.55%
Net interest margin (fully taxable equivalent)	3.61%	3.73%
Return on average assets	1.36%	1.11%
Return on average equity	13.50%	10.64%
Return on average tangible equity	15.72%	11.72%
Basic earnings per share	$0.85	$0.62
Diluted earnings per share	$0.85	$0.62

For the Nine Months Ended September 30	2021	2020
Net interest income	$48,817	$34,862
Net income	18,277	9,567
Net interest spread (fully taxable equivalent)	3.43%	3.30%
Net interest margin (fully taxable equivalent)	3.54%	3.51%
Return on average assets	1.23%	0.88%
Return on average equity	12.19%	8.13%
Return on average tangible equity	14.26%	8.87%
Basic earnings per share	$2.23	$1.39
Diluted earnings per share	$2.23	$1.39

As of September 30	2021	2020
Total assets	$2,053,691	$1,842,107
Total loans receivable	1,371,002	1,414,662
Allowance for loan losses	16,103	11,674
Total deposits	1,722,522	1,515,922
Stockholders’ equity	202,608	190,547
Trust assets under management	187,689	155,166
Book value per share	$24.90	$23.30
Tangible book value per share	$21.27	$19.55
Equity to total assets	9.87%	10.34%
Allowance to total loans receivable	1.17%	0.83%
Nonperforming loans to total loans	0.14%	0.29%
Nonperforming assets to total assets	0.18%	0.27%

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets (unaudited)

(dollars in thousands)

	September 30 2021	June 30 2021	March 2021	December 31 2020	September 30 2020
ASSETS
Cash and due from banks	$28,353	$34,831	$20,364	$19,445	$23,874
Interest-bearing deposits with banks	191,580	170,342	190,135	92,248	100,566

Cash and cash equivalents	219,933	205,173	210,499	111,693	124,440
Securities available for sale	361,988	333,636	275,224	226,586	197,436
Loans receivable	1,371,002	1,386,654	1,421,568	1,410,732	1,414,662
Less: Allowance for loan losses	16,103	15,340	14,509	13,150	11,674

Net loans receivable	1,354,899	1,371,314	1,407,059	1,397,582	1,402,988
Regulatory stock, at cost	3,898	4,084	4,043	3,981	3,876
Bank owned life insurance	39,864	39,665	39,471	39,608	39,400
Bank premises and equipment, net	17,364	17,298	17,648	17,814	18,124
Foreclosed real estate owned	1,876	844	844	965	965
Goodwill and other intangibles	29,700	29,727	29,785	29,820	30,778
Other assets	24,169	23,823	25,263	23,815	24,100

TOTAL ASSETS	$2,053,691	$2,025,564	$2,009,836	$1,851,864	$1,842,107

LIABILITIES
Deposits:
Non-interest bearing demand	$442,534	$435,824	$415,395	$359,559	$372,237
Interest-bearing deposits	1,279,988	1,253,117	1,269,793	1,175,826	1,143,685

Total deposits	1,722,522	1,688,941	1,685,188	1,535,385	1,515,922
Borrowings	111,382	119,858	112,283	105,762	115,732
Other liabilities	17,179	16,266	17,258	15,932	19,906

TOTAL LIABILITIES	1,851,083	1,825,065	1,814,729	1,657,079	1,651,560
STOCKHOLDERS’ EQUITY	202,608	200,499	195,107	194,785	190,547

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,053,691	$2,025,564	$2,009,836	$1,851,864	$1,842,107

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income (unaudited)

(dollars in thousands, except per share data)

Three months ended	September 30 2021	June 30 2021	March 31 2021	December 31 2020	September 30 2020
INTEREST INCOME
Loans receivable, including fees	$16,859	$16,102	$16,146	$16,336	$16,260
Securities	1,468	1,356	1,112	1,064	1,031
Other	72	59	43	29	18

Total interest income	18,399	17,517	17,301	17,429	17,309
INTEREST EXPENSE
Deposits	1,167	1,205	1,255	1,514	1,676
Borrowings	243	259	270	301	303

Total interest expense	1,410	1,464	1,525	1,815	1,979

NET INTEREST INCOME	16,989	16,053	15,776	15,614	15,330
PROVISION FOR LOAN LOSSES	750	1,500	1,500	1,600	1,850
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	16,239	14,553	14,276	14,014	13,480

OTHER INCOME
Service charges and fees	1,485	1,532	1,247	1,913	1,301
Income from fiduciary activities	209	181	160	150	205
Net realized gains on sales of securities	35	—	21	—	33
Gains on sales of loans, net	39	109	29	241	164
Earnings and proceeds on life insurance policies	200	194	374	208	217
Other	160	171	158	149	152

Total other income	2,128	2,187	1,989	2,661	2,072
OTHER EXPENSES
Salaries and employee benefits	5,491	5,171	4,953	5,243	4,812
Occupancy, furniture and equipment, net	1,163	1,186	1,220	1,165	1,109
Foreclosed real estate	(15)	13	30	8	31
FDIC insurance assessment	177	154	181	213	144
Merger related	—	—	—	66	386
Other	2,776	2,968	3,068	3,214	2,898

Total other expenses	9,592	9,492	9,452	9,909	9,380
INCOME BEFORE TAX	8,775	7,248	6,813	6,766	6,172
INCOME TAX EXPENSE	1,794	1,493	1,271	1,253	1,173

NET INCOME	$6,981	$5,755	$5,542	$5,513	$4,999

Basic earnings per share	$0.85	$0.70	$0.68	$0.67	$0.62

Diluted earnings per share	$0.85	$0.70	$0.67	$0.67	$0.62

Book Value per share	$24.90	$24.47	$23.82	$23.72	$23.30
Tangible Book Value per share	21.27	20.85	20.20	20.10	19.55
Return on average assets (annualized)	1.36%	1.15%	1.18%	1.18%	1.11%
Return on average equity (annualized)	13.50%	11.59%	11.39%	11.32%	10.64%
Return on average tangible equity (annualized)	15.78%	13.63%	13.42%	13.46%	11.75%
Net interest spread (fte)	3.49%	3.32%	3.46%	3.50%	3.55%
Net interest margin (fte)	3.61%	3.44%	3.59%	3.65%	3.73%
Allowance for loan losses to total loans	1.17%	1.11%	1.02%	0.93%	0.83%
Net charge-offs to average loans (annualized)	0.00%	0.19%	0.04%	0.04%	0.14%
Nonperforming loans to total loans	0.20%	0.28%	0.22%	0.24%	0.29%
Nonperforming assets to total assets	0.22%	0.24%	0.20%	0.24%	0.27%